UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2022

LUCID DIAGNOSTICS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40901	82-5488042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	LUCD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

The information disclosed under Item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 21, 2022, Lucid Diagnostics Inc. (the “Company”) held an annual meeting of stockholders (the “2022 Annual Meeting”). Stockholders representing approximately 82.0% of the shares outstanding and entitled to vote were present in person or by proxy. At the 2022 Annual Meeting, the stockholders elected each of management’s nominees for director and approved each of the other matters considered. A description of the matters considered by the stockholders and a tally of the votes on each such matter are set forth below.

1. The election of two members of the Company’s board of directors as Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified. The Board is divided into three classes, Class A, Class B and Class C. As of the 2022 Annual Meeting, there were two directors in Class A, Jacque J. Sokolov, M.D. and Stanley N. Lapidus, whose terms expired at the 2022 Annual Meeting, two directors in Class B, Ronald M. Sparks and James L. Cox, M.D., whose terms expire at the 2023 annual meeting of stockholders, and two directors in Class C, Lishan Aklog, M.D. and Aster Angagaw, whose terms expire at the 2024 annual meeting of stockholders. Management nominated Dr. Sokolov and Mr. Lapidus for re-election as Class A directors. Each of management’s nominees for director was elected, as follows:

Name	For	Authority Withheld	Broker Non-Votes
Jacque J. Sokolov, M.D.	29,534,014	375,019	1,186,384
Stanley N. Lapidus	29,839,887	69,146	1,186,384

2. A proposal to amend the Company’s 2018 Long-Term Incentive Equity Plan (the “2018 Plan”), as follows:

●	to increase total number of shares of the Company’s common stock available under the 2018 Plan by an additional 3,500,000 shares, from 5,644,000 shares to 9,144,000 shares,

●	to add an “evergreen” provision to automatically increase the number of shares of the Company’s common stock available under the 2018 Plan on January 1st of each year, by an amount equal to 6% of the Company’s outstanding common stock as of December 31st of the preceding fiscal year, or such lesser amount as is approved by the Board, and

●	to remove the limit on grants to any one participant in any one calendar year, except for non-employee directors.

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The amendments to the 2018 Plan were approved, as follows:

For	Against	Abstain	Broker Non-Votes
28,522,003	1,380,123	6,907	1,186,384

A fuller description of the 2018 Plan and the amendments thereto is set forth on pages 8 to 15 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 2, 2022 (the “Definitive Proxy Statement”), which description is incorporated herein by reference. The description of the 2018 Plan and the amendments thereto from the Definitive Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2018 Plan (as amended), which is included as Annex A to the Definitive Proxy Statement and is incorporated herein by reference.

3. A proposal to approve the Company’s Employee Stock Purchase Plan (the “ESPP”), which reserves 500,000 shares of the Company’s common stock for issuance pursuant to the terms of the ESPP and includes an “evergreen” provision to automatically increase the number of shares of the Company’s common stock available under the ESPP on January 1st of each year, by an amount equal to the lesser of (a) 2% of the Company’s outstanding common stock as of December 31st of the preceding fiscal year, and (b) 1,000,000 shares, or such lesser amount as is approved by the Board. The ESPP was approved, as follows:

For	Against	Abstain	Broker Non-Votes
28,625,084	1,276,218	7,731	1,186,384

A fuller description of the ESPP is set forth on pages 16 to 21 of the Definitive Proxy Statement, which description is incorporated herein by reference. The description of the ESPP from the Definitive Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the ESPP, which is included as Annex B to the Definitive Proxy Statement and is incorporated herein by reference.

4. A proposal to approve, for the purposes of Listing Rule 5635 of The Nasdaq Stock Market LLC, the issuance of shares of the Company’s common stock under the Common Stock Purchase Agreement (“Purchase Agreement”) with CF Principal Investments LLC, an affiliate of Cantor Fitzgerald, which provides for a $50 million committed equity facility. The issuance was approved, as follows:

For	Against	Abstain	Broker Non-Votes
29,787,984	107,020	14,029	1,186,384

A fuller description of the transaction and the proposal is set forth on pages 22 to 24 of the Definitive Proxy Statement, which description is incorporated herein by reference. The description of the transaction from the Definitive Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is included as Exhibit 10.1 to the Current Report on Form 10-K filed by the Company on April 1, 2022 and is incorporated herein by reference.

5. A proposal to ratify the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2022. The ratification of the appointment of Marcum LLP was approved, as follows:

For	Against	Abstain	Broker Non-Votes
31,004,967	83,632	6,818	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Amended and Restated 2018 Long-Term Incentive Equity Plan (incorporated by reference from Annex A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 2, 2022).

10.2	Employee Stock Purchase Plan (incorporated by reference from Annex B to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 2, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2022	LUCID DIAGNOSTICS INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer

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